                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 5, 2001, included in this Form 10-K, into Psychemedics Corporation's previously filed Registration Statements File Nos. 33-41787, 33-50712, 33-45332, 33-66942, 33-58970, 333-12403 and 333-39968.





                                      ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 23, 2001